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                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT we, the undersigned officers and Directors of State Street Bank and Trust Company, hereby appoint Marshall N. Carter, David A. Spina, Nicholas A. Lopardo and John R. Towers, and each of them as attorneys and agents for the undersigned with full power to them, and any two of them acting together, for and in the name, place and stead of the undersigned, until revoked in writing, to sign and file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Annual Report on Form 10-K (the "Form 10-K") of the American Bar Association Members/State Street Collective Trust (the "Collective Trust") for the fiscal year ended December 31, 1996, and any and all amendments, applications, instruments and other documents to be filed with the Commission pertaining to the Form 10-K, and generally with full power and authority to do and perform any and all such acts and things whatsoever requisite or desirable in the names and in the capacities of the undersigned as officers and Directors to enable State Street Bank and Trust Company and the Collective Trust to comply with the provisions of the Exchange Act. This Power of Attorney may be executed in any number of counterparts, all of which together shall constitute one and the same document.

Witness our hands on the dates set forth below:

              SIGNATURE                        TITLE                 DATE

       /s/ Marshall N. Carter          Chairman and Chief        February 20,
-------------------------------------   Executive Officer            1997
         MARSHALL N. CARTER             of State Street
                                        Bank and Trust
                                        Company

         /s/ David A. Spina            Director, President       February 20,
-------------------------------------   and Chief Operating          1997
           DAVID A. SPINA               Officer of State
                                        Street Bank and
                                        Trust Company

       /s/ Tenley E. Albright          Director of State         February 20,
-------------------------------------   Street Bank and              1997
         TENLEY E. ALBRIGHT             Trust Company

      /s/ Joseph A. Baute, Jr.         Director of State         February 20,
-------------------------------------   Street Bank and              1997
        JOSEPH A. BAUTE, JR.            Trust Company
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             SIGNATURE                       TITLE                 DATE

      /s/ I. MacAllister Booth        Director of State        February 20,
------------------------------------   Street Bank and             1997
        I. MACALLISTER BOOTH           Trust Company

                                      Director of State
------------------------------------   Street Bank and
         JAMES I. CASH, JR.            Trust Company

        /s/ Truman S. Casner          Director of State        February 20,
------------------------------------   Street Bank and             1997
          TRUMAN S. CASNER             Trust Company

      /s/ Nader F. Darehshori         Director of State        February 20,
------------------------------------   Street Bank and             1997
        NADER F. DAREHSHORI            Trust Company

      /s/ Arthur L. Goldstein         Director of State        February 20,
------------------------------------   Street Bank and             1997
        ARTHUR L. GOLDSTEIN            Trust Company

        /s/ Charles F. Kaye           Director of State        February 20,
------------------------------------   Street Bank and             1997
          CHARLES F. KAYE              Trust Company

       /s/ John M. Kucharski          Director of State        February 20,
------------------------------------   Street Bank and             1997
         JOHN M. KUCHARSKI             Trust Company

      /s/ Charles R. LaMantia         Director of State        February 20,
------------------------------------   Street Bank and             1997
        CHARLES R. LAMANTIA            Trust Company

                                      Director of State
------------------------------------   Street Bank and
          DAVID B. PERINI              Trust Company

        /s/ Dennis J. Picard          Director of State        February 20,
------------------------------------   Street Bank and             1997
          DENNIS J. PICARD             Trust Company

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